T. Rowe Price

Institutional Emerging Markets Bond Fund

An international bond fund seeking high income and capital appreciation.

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November 29, 2006 revised to,
February 16, 2007
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Prospectus

®

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	About the Funds
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Funds	4

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	7
	Useful Information on Distributions and Taxes	11
	Transaction Procedures and Special Requirements	14

3	More About the Funds
	Organization and Management	18
	Understanding Performance Information	19
	Investment Policies and Practices	20
	Disclosure of Fund Portfolio Information	32

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	32
	Opening a New Account	32
	Purchasing Additional Shares	33
	Exchanging and Redeeming Shares	33
	Rights Reserved by the Funds	35
	Information About Your Services	36
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T. Rowe Price Institutional International Funds, Inc.

T. Rowe Price Institutional Emerging Markets Bond Fund

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

T. Rowe Price International, Inc. managed $34.7 billion in foreign stocks and bonds as of September 30, 2006, through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.

objective, strategy, risks, and expenses

A word about the fund`s structure. This  fund has a $1,000,000 initial investment minimum and is designed for institutional investors. Institutional investors typically include banks, pension plans, and trust and investment companies.

What is the fund`s objective?

The fund seeks to provide high income and capital appreciation.

What is the fund`s principal investment strategy?

The fund will normally invest at least 80% (and potentially all) of net assets in the government or corporate debt securities of emerging nations. While there is no single definition of an "emerging nation", the fund will generally follow the World Bank definition of an emerging country as one with a GDP per capita of less than $9500. (This amount will change over time.) Fund holdings may include the lowest-rated bonds, including those in default. Emerging market bonds are often rated below investment grade and have a higher risk of default than investment-grade bonds.

Although we expect to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. Under normal circumstances, most of the fund`s total assets are expected to be denominated in U.S. dollars, and the fund will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Security selection relies heavily on research, which analyzes political and economic trends as well as creditworthiness. The fund allocates investments among a variety of emerging markets (1) in order to establish a diverse portfolio; (2) based on the relative value of opportunities and associated risks within one country versus others; and (3) with a view to the liquidity of each particular market. The fund tends to favor bonds it expects will be upgraded. The fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.

In keeping with the fund`s objective, it may also invest in other securities, including futures, options, and swaps.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum

About the Fund

restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

For details about the fund`s investment program, please see the Investment Policies and Practices section.

What are the main risks of investing in the fund?

The fund is subject to the usual risks of fixed-income investing as well as the special risks of international and emerging market investing.

  Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Because prices of long-term bonds are more sensitive to interest rate changes than prices of short-term bonds, the fund has greater interest rate risk than short-term bond funds.

  Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. The risk of default is much greater for emerging market bonds.

  Nondiversified risk  Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issues.

  Currency risk  This is the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund`s holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Bonds held in the fund are often denominated in U.S. dollars to improve their marketability, but this does not protect them from substantial price declines in the face of political and economic turmoil. Currency trends are unpredictable, and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed. Furthermore, hedging costs can be significant and reduce fund net asset value, and many emerging market currencies cannot be effectively hedged.

  Emerging market risk  The fund`s investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets

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  often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade and capital trade barriers and other protectionist or retaliatory measures. Some countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affect returns to U.S. investors). Significant devaluations have occurred in recent years in various emerging market countries. Governments of some emerging market countries have defaulted on their bonds, and investors in this sector must be prepared for similar events in the future.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. Loss of money is a risk of investing in the fund.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are an institutional investor, and want to supplement existing holdings that are primarily in developed foreign markets and can accept the potentially greater volatility of emerging markets, the fund could be an appropriate part of your overall investment strategy.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund should not represent your complete investment program or be used for short-term trading purposes.

  How has the fund performed in the past?

  Because the fund commenced operations in 2006, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one calendar year.

  What fees and expenses will I pay?

  The fund is 100% no load. However, the fund charges a 2.00% redemption fee, payable to the fund, on shares purchased and held for 90 days or less. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  The fund has a fee covering investment management and ordinary, recurring operating expenses. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses.

  Table 1  Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Redemption fee	2.00%a
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.70%
Other expenses	0.00%
Total annual fund operating expenses	0.70%

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

  aOn shares purchased and held for 90 days or less (details under Contingent Redemption Fee in Pricing Shares and Receiving Sales Proceeds).

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years
$72	$224

  other INFORMATION about the fund

  Why invest in an international fund?

  Interest rates vary from country to country depending on local economic conditions and monetary and fiscal policies. By investing in foreign fixed-income markets, U.S. investors can benefit from potentially higher yields than their own markets provide. Also, foreign bond markets often move independently of one

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  another and the U.S. markets. Therefore, diversifying internationally across various countries can help reduce portfolio volatility and smooth out returns.

  What are some of the advantages of investing in international fixed-income markets through mutual funds?

  Buying foreign bonds can be difficult and costly for the individual investor, and gaining access to many foreign markets can be complicated. Few investors have the time, the expertise, or the resources to evaluate foreign markets effectively on their own. The professional management, broad diversification, and relative simplicity of mutual funds make them an attractive, low-cost vehicle for this type of investing.

  For more details on potential risks of foreign investments, please see the Investment Policies and Practices section and the Statement of Additional Information.

  How does the portfolio manager try to reduce risk?

  Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  Diversification of assets to reduce the impact of a single holding or sector on a fund`s net asset value.

  Thorough credit research by our own analysts.

  Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

  Management of the impact of foreign currency changes on the fund`s portfolio to the degree discussed previously under "currency risk."

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

  Related Performance Information

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  The information set forth below shows historical total returns for the Emerging Markets Diversified Bond Composite. The composite is not a mutual fund. Rather, it is a collection of all the portfolios managed by T. Rowe Price International that have investment objectives, policies, and strategies that are substantially similar to those of the Institutional Emerging Markets Bond Fund.
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  The performance information is historical and should not be considered predictive of the fund`s future results.

  Certain portfolios that may comprise the composite may not be mutual funds and thus will not be subject to the diversification requirements and other restrictions and investment limitations imposed on the Institutional Emerging Markets Bond Fund by the Investment Company Act of 1940 or the Internal Revenue Code which, if applicable, may have adversely affected the performance result.

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  As of December 31, 2006, there was a single portfolio in the composite.
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  The following table shows return figures for the composite net of expenses of 1.75% which is the expense ratio of the underlying portfolio.
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  Table 2  Prior Performance of Similar Portfolios Managed by T. Rowe Price International
Period ended December 31, 2006
Since inception (2/28/06)
Emerging Markets Diversified Bond Composite*	4.76%
J.P. Morgan Emerging Markets Bond Index Global Diversified	6.25
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  *These figures reflect the prior performance of similar portfolios and are net of 1.75% expenses. Asset-
  weighted returns are calculated monthly. Each portfolio`s contribution to the composite for the month is calculated by multiplying the monthly portfolio return by the ratio of the portfolio`s beginning asset value as expressed as a percentage of the composite`s beginning asset value. Contributions for all portfolios are summed to determine the composite`s asset-weighted performance for the month. Monthly returns are subsequently linked to determine quarterly asset-weighted returns. This differs from the required SEC method for calculating mutual fund performance.
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  The following table shows return figures for the composite net of expenses of 0.70% which is the expected expense ratio of the fund. Because the expense ratio of the fund is lower than the average expense ratio of the portfolio comprising the composite, the performance shown is higher than the actual returns of the composite.
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  Table 3  Prior Performance of Similar Portfolios Managed by T. Rowe Price International
Period ended December 31, 2006
Since inception (2/28/06)
Emerging Markets Diversified Bond Composite*	5.68%
J.P. Morgan Emerging Markets Bond Index Global Diversified	6.25
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  *These figures reflect the prior performance of similar portfolios and are net of 0.70% expenses. Asset-
  weighted returns are calculated monthly. Each portfolio`s contribution to the composite for the month is calculated by multiplying the monthly portfolio return by the ratio of the portfolio`s beginning asset value as expressed as a percentage of the composite`s beginning asset value. Contributions for all portfolios are summed to determine the composite`s asset-weighted performance for the month. Monthly returns are subsequently linked to determine quarterly asset-weighted returns. This differs from the required SEC method for calculating mutual fund performance.
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  As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all institutional accounts in the T. Rowe Price family of funds.

  Pricing Shares and Receiving Sale Proceeds

  How and When Shares Are Priced

  The share price (also called "net asset value" or NAV per share) for the fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

  Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If the fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including the developments in foreign markets, performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.

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  Information About Accounts in T. Rowe Price Funds

  The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form.

  How Your Purchase, Sale, or Exchange Price Is Determined

  If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.

  We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

  Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

  How You Can Receive the Proceeds From a Sale

  When filling out the New Account Form, you may wish to give your organization the widest range of options for receiving proceeds from a sale.

  If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  If for some reason we cannot accept your request to sell shares, we will contact you.

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:

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T. Rowe Price Funds With Redemption Fees
Fund	Redemption fee	Holding period
Institutional Emerging Markets Bond	2%	90 days or less
Institutional Emerging Markets Equity	2%	90 days or less
Institutional Foreign Equity	2%	90 days or less
Institutional Global Equity	2%	90 days or less
Institutional High Yield	1%	90 days or less

  Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

  Computation of Holding Period

  When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first in, first out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.

  Transactions Not Subject to Redemption Fees

  The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via an automated, systematic withdrawal plan;

  2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;

  3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

  4.Shares converted from one share class to another share class of the same fund;*

  5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);

  6.Shares purchased by rollover and changes of account registration within the same fund;*

  7.Shares redeemed to return an excess contribution in an IRA account;

  8.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;

  9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*

  10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

  *Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

  Redemption Fees on Shares Held in Retirement Plans

  If shares are held in a retirement plan, generally redemption fees will be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

  Omnibus Accounts

  If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Intermediaries who are unable to implement redemption fees due to system limitations must either (1) implement short-term trading restrictions approved by T. Rowe Price until they have the system capabilities to assess the fees or (2) set forth an implementation plan acceptable to T. Rowe Price.

  Certain intermediaries may not have the capability to apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed above from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

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  Useful Information on Distributions and Taxes

  All net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:

  Table 4  Dividend Payment Schedule (Continued)
Fund	Dividends
Money funds	Purchases received by T. Rowe Price by noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

Declared daily and paid on the first business day of each month.
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
Stock funds	Must be a shareholder on the dividend record date.
Declared annually, if any, generally in December.

  Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a por tion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

  Capital Gain Payments

  A capital gain or loss is the difference between the purchase and sale price of a security.

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

  Tax Information

  You will be sent information for your tax filing needs on a timely basis.

  If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  The fund makes a distribution to your account.

  For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the bond and money funds is expected to qualify for this lower rate.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of

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  the ordinary dividends paid by the bond and money funds is expected to qualify for this deduction.

  Taxes on Fund Redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is a sale for tax purposes.

  In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year, based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

  To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make and a year-end statement detailing all your transactions in each fund account during the year.

  Taxes on Fund Distributions

  In January, you will be sent Form 1099-DIV indicating the tax status of any income dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

  Tax Consequences of Hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Distributions are taxable whether reinvested in additional shares or received in cash.

  Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

  If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Following these procedures helps assure timely and accurate transactions.

  Purchase Conditions

  Nonpayment

  The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. Dollars

  All purchases must be paid for in U.S. dollars and checks must be drawn on U.S. banks.

  Large Sale (Redemption) Conditions

  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right (without prior notice) to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities

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  from the fund`s portfolio. You will be responsible for disposing of the securities and bearing any associated costs. The securities you receive will be selected by the fund in its absolute discretion.

  We also request that you give us three business days` notice for any redemption of $2 million or more.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

  Omnibus Accounts

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action with respect to the underlying shareholder.

  Retirement Plans

  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

  Exceptions to Policy

  The following types of transactions are exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions (see Information About Your Services); and 3) checkwriting redemptions from bond and money funds.

  In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or retirement plan recordkeeper has restrictions on trading that differ from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy.

  There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

  Keeping Your Account Open

  To keep operating expenses lower, we ask you to maintain an account balance of at least $1 million. If your investment is below $1 million, we have the right to close your account after giving you 60 days to increase your balance.

  T. Rowe Price16

  Signature Guarantees

  A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

  You may need to have your signature guaranteed in certain situations, such as:

  Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

  Remitting redemption proceeds to any person, address, or bank account not on record.

  Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  Establishing certain services after the account is opened.

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  Organization and Management

  How is the fund organized?

  T. Rowe Price Institutional International Funds, Inc. (the "corporation") was incorporated in Maryland in 1989. Currently, the corporation consists of four series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
  If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

  Who runs the fund?

  General Oversight

  The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

  All decisions regarding the purchase and sale of fund investments are made by T.x11 Rowe Price Internationalxd0 specifically by the fund`s portfolio managers .

  3

  More About the Fund

  Investment Manager

  T. Rowe Price International is responsible for the selection and management of fund portfolio investments. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202.

  Portfolio Management

  T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Michael J. Conelius, Chairman, Bridget M. Ebner, Ian D. Kelson, Michael D. Oh, Christopher J.
  Rothery, and Julie A. Salsbery. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund`s investment program. Mr. Conelius has been chairman of the committee since its inception. He joined T. Rowe Price International in 1995 and has been responsible for portfolio management and analysis of emerging markets debt since that time. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.

  The Management Fee

  The fund pays the fund manager an annual investment management fee of 0.70% of the average daily net asset value of the fund. The fund calculates and accrues the fee daily. The management fee includes ordinary recurring operating expenses, but does not cover interest, taxes, brokerage, and nonrecurring and extraordinary items.

  Understanding Performance Information

  This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

  Total Return

  This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

  Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  Cumulative Total Return

  This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

  Average Annual Total Return

  This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

  Yield

  The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

  For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield, also called the standardized yield, may differ from the dividend yield.

  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in the policy requiring the fund to normally invest at least 80% of net assets in government or corporate debt securities of emerging nations. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not

  T. Rowe Price20

  require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk
  derivatives described in this section)   whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Fixed-Income Securities

  The fund`s investments may include but shall not be limited to: (1) debt obligations issued or guaranteed by: (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including a foreign state, province, or municipality, and (b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) debt obligations: (a) of foreign banks and bank holding companies, and (b) of domestic banks and corporations issued in foreign currencies; and (3) foreign corporate debt securities and commercial paper. Such securities may take a variety of forms including those issued in the local currency of the issuer, Brady bonds, Euro bonds, and bonds denominated in the euro.

  The fund may also invest in: such dollar-denominated fixed-income securities as (1) debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; (2) domestic corporate debt securities; (3) domestic commercial paper, including commercial paper indexed to certain specific foreign currency exchange rates; (4) debt obligations of domestic banks and bank hold ing companies; and (5) collateralized mortgage obligations or asset-backed bonds. The funds may from time to time purchase securities on a when-issued basis, invest in repurchase agreements, and purchase bonds convertible into equities.

  Nondiversified Investment Company

  The fund is able to invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The fund generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) a fund may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (a) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by T. Rowe Price International) and (b) the fund will not maintain more than 10% of its total assets with any single bank; and (2) the fund may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the fund`s custodian or sub-custodians.

  In addition, the fund intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. This requires the fund to limit its investments so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and not more than 10% of the voting securities of any issuer are held by the fund. With respect to the remaining 50% of fund assets, no more than 25% may be invested in a single issuer. Since, as a nondiversified investment company, the fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be subject to greater credit risk with respect to its portfolio securities than an investment company that is more broadly diversified.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar

  T. Rowe Price22

  investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Illiquid Securities

  These securities include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may have resale restrictions and be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Loan Participations and Assignments

  Large loans to corporations or governments, including governments of less-developed countries (LDCs), may be shared or syndicated among several lenders, usually banks. The fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the lender, and it may assume the credit risk of the lender in addition to the borrower. In assignments, the fund`s rights against the borrower may be more limited than those held by the original lender.

  Operating policy  The fund may not invest more than 20% of total assets in loan participations and assignments.

  High-Yield, High-Risk Bonds

  While investments in high-yield, lower-quality securities offer the opportunity for substantial income and capital appreciation, there are significant risks associated with such investments, including:

  Greater credit risk Companies and governments issuing lower-rated bonds are not as strong financially as those with higher credit ratings, and their bonds are often viewed as speculative investments. Such issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a reces sion, that might impair their ability to make timely interest and principal payments. Certain less-developed governments have in the past defaulted on payment of interest and principal on debt they have issued. As a result, your fund manager relies heavily on proprietary T. Rowe Price International research when selecting these investments.

  Reduced market liquidity High-yielding emerging market bonds are generally less "liquid" than higher-quality bonds issued by companies and governments in developed countries. Consequently, large purchases or sales of certain high-yield, emerging market debt issues may cause significant changes in their prices. Because many of these bonds do not trade frequently, when they do trade, their prices may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role when seeking to establish the fair value of the securities.

  Other factors The major factor influencing prices of high-quality bonds is changes in interest rate levels; but this is only one of several factors affecting prices of lower-quality bonds. Because the credit quality of the issuer is lower, such bonds are more sensitive to developments affecting the issuer`s underlying fundamentals, such as changes in financial condition, or a given country`s economy in general. In addition, the entire bond market in an emerging market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by institutional investors, a high-profile default, a political upheaval of some kind, or just a change in the market`s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds should also anticipate it.

  Since mutual funds can be a major source of demand in certain markets, substantial cash flows into and out of these funds can affect high-yield bond prices. If, for example, a significant number of funds were to sell bonds to meet shareholder redemptions, both bond prices and a fund`s share price could fall more than underlying fundamentals might justify.

  Defaulted bonds are acquired only if the fund manager foresees the potential for significant capital appreciation.

  Brady Bonds Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization fea

  T. Rowe Price24

  ture, Brady bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer`s ability or perceived ability to make these payments. Finally, some Brady bonds may be structured with floating rate or low fixed-rate coupons.

  Operating policy The fund may invest substantially all of its assets in such bonds.

  Convertible Bonds Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

  While the fund intends to invest primarily in debt securities, it may invest in convertible bonds or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the fund may consider equity securities or convertible bonds to gain exposure to such markets.

  Operating policy The fund may invest up to 10% of total assets in convertible bonds and equity securities.

  Concentration of Investments From time to time, the fund may invest more than 25% of its total assets in the securities of foreign governmental and corporate entities located in the same country. However, the fund will not invest more than 25% of its total assets in any single foreign governmental issuer or in two or more such issuers subject to a common, explicit guarantee.

  Types of Investment Management Practices

  Foreign Currency Transactions

  The fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of the fund with a view to protecting the portfolio from adverse currency movements, based on T. Rowe Price International`s outlook. Forwards can also be used in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The fund might be expected to enter into such contracts under the following circumstances:

  Lock In When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

  Cross Hedge If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a fund`s portfolio holdings denominated in the currency sold. A fund is not required to own securities in the currency purchased.

  Direct Hedge  If T. Rowe Price International sought to eliminate substantially all of the risk of owning a particular currency or believed the portfolio could benefit from price appreciation in a given country`s bonds but did not want to hold the currency, it could employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would hope to benefit from an increase (if any) in the value of the bond.

  It is often not possible to effectively hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

  Proxy Hedge T. Rowe Price International might choose to use a proxy hedge, which is less costly than a direct hedge. In this case, a fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

  Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as T. Rowe Price International expected, so use of forward contracts could adversely affect a fund`s total return.

  Costs of Hedging When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lessened if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

  This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

  It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund`s dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in a fund`s net asset value per share and total return.

  T. Rowe Price26

  Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid by the fund are classified as capital gains or ordinary income.

  Reserve Position

  A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both of the T. Rowe Price internal money funds, the T. Rowe Price Government Reserve Investment Fund or the T. Rowe Price Reserve Investment Fund. These funds do not charge any management fees. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Futures: Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Swaps

  Fund investments may be made in interest rate, index, total return, currency, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

  There are risks in the use of swaps and swap options. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company or government on which the credit default swap is based. The use of swaps and swap options may not always be successful; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.

  Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10%

  T. Rowe Price28

  of total assets. Options on swaps: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  When-Issued Securities and Forwards

  The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund net asset value than if the fund did not purchase them.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. The funds will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rate for the initial period of operations is not expected to exceed 100%.

  Location of Company

  The fund ordinarily invests in the securities of at least three countries; however, it may invest in the securities of one country, including the U.S., for temporary defensive purposes.

  In determining the location of a company, the funds will generally rely on the designations set forth in the Morgan Stanley Classification Index.

  The fund will normally invest at least 80% of its net assets in the securities of emerging market governments or companies located (as defined above) in emerging market countries.

  Bond Ratings and High-Yield Bonds

  Larger bond issues are evaluated by rating agencies such as Moody`s and Standard & Poor`s on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price International research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

  Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

  Table 5 shows the rating scale used by several major rating agencies. T. Rowe Price International considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

  Table 5  Ratings of Corporate Debt Securities (Continued)
	Moody`sInvestorsService, Inc.		Standard& Poor`sCorporation	FitchRatings	Definition

Long Term	Aaa	AAA	AAA		Highest quality
	Aa	AA	AA		High quality
	A	A	A		Upper-medium grade
	Baa	BBB	BBB		Medium grade
	Ba	BB	BB		Speculative
	B	B	B		Highly speculative
	Caa	CCC	CCC		Vulnerable to default
	Ca	CC	CC		Default is imminent
	C	C	C		Probably in default
	Moody`s			S&P			Fitch Ratings
CommercialPaper	P-1	Superior quality	A-1+A-1	Extremely strong qualityStrong quality	F-1+F-1	Exceptionally strong qualityVery strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality
	P-3	Acceptable quality	A-3BC	Adequate qualitySpeculative qualityDoubtful quality	F-3	Fair credit quality

  T. Rowe Price30

  Disclosure of Fund Portfolio Information

  The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. Each monthly top 10 list will remain on the web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Account Requirements and Transaction Information

  Tax Identification
  Number

  We must have your correct tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.

  Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Financial Institution Services promptly.

  Opening a New Account

  $1,000,000 minimum initial investment

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account for an entity, you will be required to provide the entity`s name, street address, and tax identification number as well as your name, residential street address, date of birth, and Social Security number as the person opening the account on behalf of the entity. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable records.

  We will use this information to verify the identity of the entity and person opening the account. We will not be able to open the account for the entity until we receive all of this information. If we are unable to verify the identity of the entity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  Note: Shares may only be purchased and held by institutional investors. Institutional investors typically include banks, pension plans, and trust and investment

  4

  Investing With T. Rowe Price

  companies. T. Rowe Price will not authorize the transfer of ownership from an institutional to a noninstitutional account. Shares held by noninstitutional accounts are subject to involuntary redemption at any time.

  All initial and subsequent investments must be made by bank wire.

  By Wire

  Call Financial Institution Services at 1-800-638-8797 for an account number, assignment to a dedicated service representative, and wiring instructions.

  In order to obtain an account number, you must supply the name, Social Security or employer identification number, and business street address for the account.

  Complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate T. Rowe Price addresses listed under "Exchanging and Redeeming Shares—By Mail."

  Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

  Purchasing Additional Shares

  By Wire

  Call Financial Institution Services or access troweprice.com for wiring instructions.

  Exchanging and Redeeming Shares

  Exchange Service

  You can move money from one account to an existing, identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

  Redemptions

  Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation (NSCC), may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

  If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

  Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

  For redemptions by electronic transfer, please see Information About Your Services.

  By Mail

  For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

  via U.S. Postal Service

  T. Rowe Price Financial Institution Services
  P.O. Box 17603
  Baltimore, MD 21297-1603

  via private carriers/overnight services

  T. Rowe Price Financial Institution Services
  Mail Code: OM-4232
  4515 Painters Mill Road
  Owings Mills, MD 21117

  T. Rowe Price34

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

  These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

  In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

  information about your Services

  Financial Institution Services
  1-800-638-8797

  Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered.

  Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. For more information, call Financial Institution Services.

  Retirement Plans

  We offer a wide range of plans for institutions and large and small businesses: SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on these retirement plans, please call our Trust Company at 18004927670.

  Telephone Services

  Buy, sell, or exchange shares by calling one of our service representatives.

  Electronic Transfers

  Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

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  T. Rowe Price36

  For information

  Financial Institutions Division

  1-800-638-8797 toll free
  410-581-7290 in Baltimore

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  A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-8797. These documents are also available at troweprice.com.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

  1940 Act File No. 811-5833